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                                                                   EXHIBIT 17(b)



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 24F-2
                       Annual Notice of Securities Sold
                            Pursuant to Rule 24f-2

            Read instructions at end of Form before preparing Form.
                             Please print or type.



     1. Name and address of issuer: Prudential High Yield Total Return Fund, Inc., 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

     2. Name of each series or class of funds for which this Form is filed (If the Form is being filed for all series and classes of securities of the issuer, check the box but do not list series or classes): [X]

     3.   Investment Company Act File Number:  811-8101.
          Securities Act File Number: 333-23593.

     4(a).Last day of fiscal year for which this Form is filed:  March 31, 1999.

      (b).[ ] Check box if this Form is being filed late(i.e., more than 90 calendar days after the end of the issuer's fiscal year). (See Instruction A.2)

     Note: If the Form is being filed late, interest must be paid on the registration fee due.

     4(c).[ ] Check box if this is the last time the issuer will be filing this Form

     5.   Calculation of registration fee:

        (i)   Aggregate sale price of securities
              sold during the fiscal year pursuant
              to section 24(f):                                 $208,355,895
                                                                --------------

       (ii)   Aggregate price of securities redeemed
              or repurchased during the fiscal year
              (if applicable):                                   $33,672,025
                                                                ---------------
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      (iii)   Aggregate price of securities redeemed
              or repurchased during any prior fiscal
              year ending no earlier than October 11,
              1995 that were not previously used to
              reduce registration fees payable to the
              Commission.                                 $       0
                                                         -----------------

       (iv)   Total available redemption credits
              [add items 5(ii) and 5(iii).                $33,672,025
                                                         -----------------

        (v)   Net sales - If item 5(i) is greater
              than Item 5(iv) [subtract item 5(iv)
              from item 5(I).                             $174,683,870
                                                         -----------------

       (vi)   Redemption credits available for use
              in future years.
              -if item 5(i) is less than item 5(iv)
              [subtract item 5(i) from item (5(iv)]       $       0
                                                         -----------------

      (vii)   Multiplier for determining registration
              fee (See instuction C.9):                   x     .000278
                                                         -----------------

     (viii)   Registration fee due [multiply item 5(v)
              by item 5(vii)] enter "0" if no fee is
              due.                                         =$48,562
                                                         =================


     6.   Prepaid Shares

          If the response to item 5(i) was determined by deducting an amount of securities that were registered under the Securities Act of 1933 pursuant to rule 24e-2 as in effect before [effective date of rescission of rule 24e- 2], then report the amount of securities (number of shares or other units) deducted here:____________ . If there is a number of shares or other units that were registered pursuant to rule 24e-2 remaining unsold at the end of the fiscal year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here:___________ .

     7.   Interest due - if this Form is being filed more than 90 days after the
          end of the of the issuer's fiscal year (See Instruction D): +$    0
                                                                    ------------

     8.   Total amount of the registration fee due plus any interest due [line
          5(viii)plus line 7]: =                                       $48,562
                                                                    ------------
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     9.   Date the registration fee and any interest payment was sent to the
          Commission's lockbox depository: June 16, 1999

          Method of Delivery:

                            [X] Wire Transfer

                             [ ] Mail or other means



                                   SIGNATURES

This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

By (Signature and Title      /s/ Deborah A. Docs

                                   Secretary

Date  June 18, 1999